UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2016

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a) On March 2, 2016, Broadwind Energy, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The decision to change accounting firms was approved by the Audit Committee of the Company’s Board of Directors (the “Board”).

The reports of KPMG on the financial statements of the Company for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through March 2, 2016, there were no (a) “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the financial statements for such years; or (b) “reportable events” as that term is defined in Item 304(a) (1)(v) of Regulation S-K except as set forth in this paragraph. As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, the Company noted the existence of material weaknesses relating to: (1) the maintenance of effective control over the preparation, support, review and approval of journal entries; (2) the maintenance of effective control over the reconciliation of the accrual account for inventory items that have been received for which the related vendor invoice is pending; (3) the maintenance of effective controls over ensuring the Company’s commitment to integrity and ethical values; (4) the maintenance of effective controls over the costing and valuation of inventory; and (5) the maintenance of requisite knowledge regarding the application of revenue recognition accounting guidance at the Company’s Towers and Weldments segment. These material weaknesses were remediated by the Company during 2014. Furthermore, as disclosed in the Company’s Annual Report on From 10-K for the fiscal year ended December 31, 2015, the Company noted the existence of a material weakness relating to the maintenance of effective controls over the completeness, accuracy and existence of inventory during 2015.

The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KPMG a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the statements made herein. A copy of KPMG’s letter dated March 7, 2016 is attached as Exhibit 16.1.

(b) Contemporaneous with the determination to dismiss KPMG, the Board’s Audit Committee engaged RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and December 31, 2014, and the subsequent interim period through March 2, 2016, neither the Company nor anyone acting on its behalf has consulted with RSM regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated March 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

March 7, 2016	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
Interim President and Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated March 7, 2016